Exhibit 10.40

SIXTH AMENDMENT TO THE

SENIOR SECURED CREDIT AGREEMENT

This SIXTH AMENDMENT TO THE SENIOR SECURED CREDIT AGREEMENT, dated as of September 22, 2008 (this “Amendment”), in respect of and to that certain Senior Secured Credit Agreement, dated as of October 17, 2006, as amended by the First Amendment to the Credit Agreement, dated as of June 5, 2007, by the Second Amendment to the Credit Agreement, dated as of September 11, 2007, by the Third Amendment to the Credit Agreement, dated as of February 4, 2008, by the Fourth Amendment and Limited Waiver to the Credit Agreement, dated as of February 14, 2008, and by the Fifth Amendment to the Credit Agreement, dated as of August 25, 2008 (as further amended, modified, restated, amended and restated and/or supplemented from time to time, the “Credit Agreement”), by and among SILICON GRAPHICS, INC., a corporation formed under the laws of Delaware (the “Parent”), and certain of the Parent’s Subsidiaries identified on the signature pages thereto, as borrowers (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), the other Credit Parties thereto from time to time, as Guarantors, the lenders party thereto from time to time (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., a corporation formed under the laws of Delaware (“Morgan Stanley”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”), as revolving agent for the Revolving Lenders (in such capacity, together with its successors and assigns, if any, the “Revolving Agent”), and MORGAN STANLEY & CO., INCORPORATED (“MS& Co.”) as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.

RECITALS:

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders agree to amend the Credit Agreement to eliminate the Revolving Agent’s right to impose and adjust the amount of reserves in respect of the Total Revolving Commitment.

WHEREAS, the Administrative Agent, the Borrowers, and the Required Lenders (as defined below) are willing to consent to this Amendment pursuant to, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:

2.1 Article I, Section 1.01(a) is hereby amended by deleting the following language:

“; provided, further, that the Revolving Agent shall have the right from time to time to impose and adjust the amount of reserves against availability in its reasonable credit judgment based upon a change in circumstance”.

2.2 Article I, Section 1.01(c)(i) is hereby amended by deleting the reference to “1:00 p.m.” and replacing it with “2:00 p.m.”.

2.3 Article XIV, Section 14.01 is hereby amended by deleting the definition of “Available Commitments” in its entirety and replacing it with the following:

““Available Commitments” means, as of any date, the Total Revolving Commitment minus the Aggregate Exposure.”

2.4 Article XIV, Section 14.01 is hereby amended by deleting the definition of “Reserve Amount” in its entirety.

SECTION 3. Representations and Warranties. The Borrowers hereby represents and warrants as follows:

3.1 As of the date hereof, all of the representations and warranties contained in the each of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date thereto, in which case, such representations and warranties shall be true and correct as of such earlier date.

3.2 The execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of such Credit Parties and is enforceable against them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.

3.3 The execution, delivery and performance of this Amendment by the Credit Parties and the consummation of the transactions contemplated hereby does not, and will not, contravene or conflict with any provision of (i) applicable law, (ii) any judgment, decree or order to which any Credit Party or its property is subject, or (iii) the Governing Documents of the Credit Parties and does not, and will not, contravene, conflict with or cause any Lien to arise under any provision of any indenture, agreement, mortgage, lease, instrument or other document, including the Loan Documents.

3.4 No Default or Event of Default has occurred and is continuing under any of the Loan Documents or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.

3.5 Both before and after giving effect to this Amendment, the Collateral Agent, on behalf of the Secured Parties, has a valid, perfected, first priority lien and security interest in the Collateral.

3.6 Each of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

SECTION 4. Conditions Precedent to Effectiveness. This Amendment shall be effective upon the satisfaction of the following:

4.1 This Amendment shall have been duly executed and delivered by each Credit Party, the Administrative Agent, and the Required Lenders.

4.2 No Default or Event of Default has occurred and is continuing under any Loan Document or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.

4.3 The representations and warranties contained herein shall be true and correct.

4.4 The Borrowers shall have paid the fees, costs and expenses incurred by the Agents in connection with the preparation, execution and delivery of this Amendment, including, without limitation, attorneys’ fees of Sullivan & Cromwell LLP.

SECTION 5. Miscellaneous.

5.1 Certain Terms. All references in the Credit Agreement to the “Agreement,” “hereof,” “herein,” “hereunder” or any other words of similar import shall be deemed to be references to the Credit Agreement as amended by this Amendment.

5.2 No Waiver. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver, amendment or modification of any term or condition of the Loan Documents except as specifically provided herein or (ii) prejudice any right, power or remedy that the Agents or any Lender now has or may have in the future under or in connection with the Loan Documents.

5.3 Confirmation of Guarantee. By executing and delivering this Amendment, each Guarantor hereby (a) confirms that the Lenders continue, and will continue, to have the benefit of the guaranty contained in the Credit Agreement and the execution and delivery of the Amendment does not in any way modify, reduce, revise, discharge or otherwise impair or affect the Guarantors’ obligations thereunder, (b) acknowledges that the guaranty contained in the Credit Agreement remains in full force and effect and (c) ratifies the guaranty and further ratifies and confirms any Liens granted by it to the Collateral Agent for the benefit of the Lenders under the Loan Documents.

5.4 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.5 CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. EACH OF THE CREDIT PARTIES HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE AGENTS AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE AGENTS AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH OF THE CREDIT PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE AGENTS AND THE LENDERS AND ALL OF THE AFFILIATES OF THE AGENTS AND THE LENDERS, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE AGENTS AND THE LENDERS AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

5.6 Headings. The headings contained in this Amendment are solely for convenience and shall not be used or relied upon in any manner in the construction or interpretation of this Amendment.

5.7 Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute one and the same Amendment. Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be as effective as delivery of a manually executed counterpart.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date hereof.

SILICON GRAPHICS, INC.

By:	/s/ Kathy Lanterman
Name: Kathy Lanterman
Title: Senior Vice President and Chief Financial Officer

SILICON GRAPHICS FEDERAL, INC.

By:	/s/ Kathy Lanterman
Name: Kathy Lanterman
Title: Senior Vice President and Chief Financial Officer

SILICON GRAPHICS WORLD TRADE CORPORATION

By:	/s/ Kathy Lanterman
Name: Kathy Lanterman
Title: Senior Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., on behalf of and at the direction of the Required Lenders

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President